Exhibit 10.1

Akanda Corp.

An Ontario corporation

Offering of 226,668 Common Shares

(Pursuant to Rule 506(b) of Regulation D)

AN INVESTMENT IN THE SECURITIES INCLUDED IN THE OFFERING DESCRIBED HEREIN, INVOLVES RISK. INVESTORS SHOULD NOT INVEST ANY FUNDS IN THE OFFERING UNLESS YOU CAN AFFORD TO LOSE YOUR ENTIRE INVESTMENT.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED OR APPROVED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THESE AUTHORITIES HAVE NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THE DOCUMENT OR ANY OTHER OFFERING MATERIALS PROVIDED TO INVESTORS.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION, AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED THEREUNDER OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

March 18, 2025

CANADA and UNITED STATES

Subscription Agreement for Common Shares

Instructions

☐	1.	Complete and sign the cover page of the Subscription Agreement.

☐	2.	If you are not a Portfolio Manager but you are a resident of a jurisdiction of Canada, mark the appropriate box under Section 7(c) of the Subscription Agreement.

3.	If you are subscribing under the “accredited investor” exemption set out in Section 7(i) of the Subscription Agreement, or if you are a Portfolio Manager:

☐	3.1.	complete and sign the Accredited Investor Certificate (Schedule A to the Subscription Agreement); and

☐	3.2.	if you are an individual relying on category (j), (k) or (l) of the Accredited Investor Certificate (and do not meet the higher financial asset threshold set out in paragraph (j.1) of the Accredited Investor Certificate), complete and sign the Form 45-106F9—Form for Individual Accredited Investors (Schedule B0 to the Subscription Agreement).

4.	If you are subscribing under the “family, friends and business associates” exemption set out in Section 7(iii) of the Subscription Agreement:

☐	4.1.	complete and sign the Family, Friends and Business Associates Certificate (Schedule C to the Subscription Agreement); and

☐	4.2.	if you are a resident of Ontario, complete and sign the Form 45-106F12—Risk Acknowledgement Form for Family, Friend and Business Associate Investors (Schedule D to the Subscription Agreement); and

☐	4.3.	if you are a resident of Saskatchewan and are subscribing based on a close personal friendship or a close business association, complete and sign the Form 45-106F5—Risk Acknowledgement (Schedule E to the Subscription Agreement).

☐	5.	If you are subscribing under the “employee, executive officer, director and consultant” exemption set out in Section 7(iv) of the Subscription Agreement, complete and sign the Employee, Executive Officer, Director and Consultant Certificate (Schedule F to the Subscription Agreement).

☐	6.	If you are located in the United States of America, its territories and possessions, any state of the United States or the District of Columbia (the “United States”) or are a U.S. person (as such term is defined in Regulation S under the U.S. Securities Act of 1933, as amended), in addition to completing Schedule A and Schedule B, if applicable, complete and sign the U.S. Purchaser Certificate for U.S. Accredited Investors (Schedule G to the Subscription Agreement).

Please deliver your completed and signed Subscription Agreement (along with any other documents required to be delivered at Closing) by no later than 5:00 PM (Toronto time) on March 21, 2025 to Jatinder Dhaliwal at Jatinder@akandacorp.com.

Your subscription is made on the terms and conditions set out in the Subscription Agreement. Ensure that you read the entire agreement carefully, and seek independent investment, legal, tax and other professional advice as you consider necessary.

The securities for which you are subscribing are securities of a non-reporting issuer and are subject to an indefinite hold period.

CANADA and UNITED STATES

Payment of the aggregate subscription price should be made by no later than 5:00 PM (Toronto time) on March 21, 2025 by wire transfer in accordance with the following instructions:

Beneficiary Bank
Beneficiary Bank Address

Swift Code:
Bank Identifier (Branch #):
Transit No./Routing No:
Beneficiary Account No.:
Beneficiary Account Name:
Beneficiary Account Address:

Intermediary Bank Information
Bank Name:
SWIFT:
Fedwire ABA#

Reference:	Akanda PP

Who is the “Subscriber”?

1.	Acting for Self

If you are subscribing for yourself, then you are the “Subscriber”. You are also referred to as the “Purchaser”.

2.	Acting as Portfolio Manager

If you (the “Portfolio Manager”) are subscribing for securities for a fully managed account (on behalf of the “Beneficial Purchaser”) and are deemed to be purchasing as “principal” under securities laws (by virtue of being an adviser, a trust company or a trust corporation meeting the relevant criteria set out in National Instrument 45-106), then you (the Portfolio Manager) are the “Subscriber”. References to “Purchaser” mean both you (the Portfolio Manager) and the Beneficial Purchaser.

3.	Acting in Representative Capacity (Not Portfolio Manager)

If you are not a Portfolio Manager (described in #2 above) but are otherwise signing the agreement in a representative capacity (e.g., if you are acting on behalf of a high net worth individual who wishes to invest in the securities), then the person on whose behalf you are acting (e.g., the high net worth individual) is the “Subscriber”. You will identify yourself on the first page of the Subscription Agreement on the line that says “Name and official capacity or title of authorized signatory/agent”.

CANADA and UNITED STATES

SUBSCRIPTION AGREEMENT FOR COMMON SHARES

TO:	Akanda Corp. (the “Company”)

The Subscriber (or, if the Subscriber is a Portfolio Manager, the Portfolio Manager as agent for the Beneficial Purchaser) named below subscribes for and agrees to purchase from the Company the number of common shares (“Common Shares”) set out below for the aggregate subscription price set out below, representing a subscription price of US$1.40 per Common Share, on and subject to the terms and conditions set out in the attached “Terms and Conditions of the Offering” (together with this page, the Company’s signature page and the attached Schedules, the “Agreement”).

Signed by the Subscriber as of _________________________, 2025.

Please complete this entire Agreement, including all applicable Schedules. Please print, except in the case of signatures.

Subscriber Information

______________________________________

Full legal name of Subscriber (including, for an individual, full middle names)

______________________________________

Signature of Subscriber (or authorized signatory/agent on behalf of Subscriber)

______________________________________

Name and official capacity or title of authorized signatory/agent, if applicable

______________________________________

Residential or head office address of Subscriber (or business address, if the Subscriber is a Portfolio Manager), including postal code

______________________________________
Telephone number of Subscriber

______________________________________

Email address of Subscriber

______________________________________

Tax Identification or Social Security Number

The Subscriber ☐ is or ☐ is not a Portfolio Manager. {please check one box}

If you (the “Portfolio Manager”) are subscribing for securities for a fully managed account (on behalf of the “Beneficial Purchaser”) and are deemed to be purchasing as “principal” under securities laws (by virtue of being an adviser, a trust company or a trust corporation meeting the relevant criteria set out in National Instrument 45-106), then you should complete this page as the “Subscriber” and check the box indicating that you are a Portfolio Manager. Please complete one agreement for each Beneficial Purchaser.

If you are not a Portfolio Manager but are otherwise subscribing for securities in a representative capacity (for example, if you are an agent subscribing for securities on behalf of a principal, or if you are acting under a power of attorney), then the person on whose behalf you are acting should be identified as the “Subscriber”, and you should identify yourself on this page as the authorized signatory or agent. You may be required to provide documentation to establish your authority and capacity to sign on behalf of the Subscriber (see Section 7 (d) of this Agreement).

Number of Common Shares:

Aggregate subscription price:

Excluding securities subscribed for in this Agreement, the Subscriber (or the Beneficial Purchaser, if applicable) owns, directly or indirectly, or exercises control or direction over:

(a) Common Shares; and

(b) securities convertible into an additional Common Shares.

	Is the Subscriber (or the Beneficial Purchaser) an “insider” (as defined in applicable securities laws, and which generally includes a director, an officer or a 10% shareholder)?	☐ yes ☐ no
	Is the Subscriber a “registrant” (as defined in applicable securities laws)?	☐ yes ☐ no
The Beneficial Purchaser (if applicable) is a resident of the following jurisdiction: {please check one box below, if the Subscriber is a Portfolio Manager} ☐ Manitoba ☐ Québec ☐ other

Registration Instructions ______________________________________ Name and address ______________________________________ Account reference, if applicable	Delivery Instructions _______________________ Name and address _______________________ Account reference, if applicable

This is the first page of an agreement composed of 18 pages (plus Schedule A to Schedule G).

CANADA and UNITED STATES

AKANDA CORP.		Subscription No:

Per:
Authorized signatory

CANADA and UNITED STATES

SUBSCRIPTION AGREEMENT

Akanda Corp.

c/o Gowling WLG

100 King St. W, Suite 1600

Toronto, ON M5X 1G5

Ladies and Gentlemen:

Subscription. The undersigned (sometimes referred to herein as the “Subscriber”, the “Investor” or “I” or “me”) hereby subscribes for and agrees to purchase the number of common shares, without nominal or par value (the “Shares”) of Akanda Corp., an Ontario corporation (the “Company”) for the purchase price (the “Purchase Price”) set forth on the signature page hereto, on the terms and conditions described in this Subscription Agreement (this “Agreement” and, with the other documents, instruments and agreements referred to herein or contemplated hereby, collectively, the “Offering Documents”). The Company is seeing to raise, through a private placement offering (the “Offering”) of the Shares pursuant to Rule 506(b) promulgated under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), up to a maximum of $317,363.20 (the “Maximum Offering Amount”), although the Company may in its sole discretion accept subscriptions in excess of the Maximum Offering Amount without any Investor approval. All references to $ means United States dollars.

The Purchased Shares to be issued under this Agreement are part of an offering by the Company of an aggregate of up to the Maximum Offering Amount. The Offering is not subject to a minimum amount. Your subscription may be the only investment in the Offering. In addition, and as further described herein, by subscribing in the Offering, you are purchasing the Purchased Shares on a “private placement” basis which will be subject to a statutory hold period, as further described herein.

1. Risk Factors. Investing in the Shares involves a high degree of risk. Before investing, Investors should carefully consider the business of the Company, the risk factors related to the Company and its business and the Shares, together with the other information contained in the Offering Documents or as otherwise provided to the Investor by the Company or that are disclosed in the Company’s filings it makes from time to time with the Securities and Exchange Commission (the “SEC Documents”).

2. Purchase.

(a) I hereby agree to tender to the Company (i) by check or wire transfer of immediately available funds (to a bank account and related wire instructions provided by the Company to the Investor) made payable to the Company an amount equal to the amount indicated on the signature page hereto, and (ii) an executed copy of this Agreement.

(b) This Offering will continue until the earlier of (a) the sale of the Maximum Offering Amount is completed or (b) June 30, 2025, unless such date is extended by the Company in its sole discretion by up to an additional 90 days without requirement for notice to the Investors (the “Termination Date”). Upon the earlier of a Closing (defined below) on my subscription or completion of the Offering, I will be notified promptly by the Company as to whether my subscription has been accepted by the Company.

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3. Terms and Conditions of the Subscription.

(a) In connection with the purchase of the Purchased Shares, the Investor agrees to return to the Company, in accordance with the Company’s written instructions, the following items:

(i)	this Agreement, completed and signed, including the documents specified in Section 5.1.3, 5.1.4, 5.1.5 or 5.1.6 as applicable;

(ii)	a certified cheque, bank draft, wire transfer or other form of payment acceptable to the Company, for the aggregate subscription price for the Purchased Shares, payable to (or as directed by) the Company;

(iii)	if this Agreement is being signed by an authorized signatory or agent, any documentation requested by the Company to establish the relevant authority and capacity of the authorized signatory or agent; and

(iv)	any further documentation required under securities laws or by any other regulatory authority, or otherwise contemplated by this Agreement.

(b) The Subscriber, or if the Subscriber is a Portfolio Manager then both the Portfolio Manager and the Beneficial Purchaser, (in either case, the “Purchaser”) agrees to comply with applicable securities laws concerning the purchase of, the holding of, and the resale restrictions applicable to, the Purchased Shares.

(c) All costs incurred by the Purchaser (including any fees and disbursements of any legal counsel or other advisers retained by the Purchaser) relating to the purchase of the Purchased Shares will be borne by the Purchaser.

4. Acceptance or Rejection of Subscription.

(a) By signing this Agreement, I irrevocably offers to subscribe for the number of Purchased Shares set out on the cover page of this Agreement. The Company may, in its absolute discretion, accept or reject the Purchaser’s subscription for Purchased Shares set out in this Agreement, in whole or in part, and the Company reserves the right to allot to the Subscriber, or if the Subscriber is a Portfolio Manager then to the Beneficial Purchaser, less than the amount of Purchased Shares subscribed for under this Agreement. This Agreement is not enforceable against the Company unless (and except to the extent to which) it has been accepted by the Company. The Purchaser waives any requirement of the Company to communicate its acceptance of the subscription (in whole or in part) to the Purchaser. The Purchased Shares to be issued under this Agreement are part of the Offering by the Corporation of an aggregate of up to the Maximum Offering Amount on a private placement basis.

(b) I understand and agree that the Company reserves the right to reject this subscription for the Shares, in whole or in part, for any reason and at any time prior to the Closing of my subscription.

(c) If this Agreement is rejected in whole, any payment delivered by the Subscriber to the Company on account of the subscription price for the Purchased Shares will be promptly returned to the Subscriber, without interest. If this Agreement is accepted only in part, payment in the amount of any excess payment delivered by the Subscriber to the Company on account of the subscription price for the Purchased Shares will be promptly delivered to the Subscriber, without interest.

(d) The obligation of the Company to complete the sale of the Purchased Shares is subject to the satisfaction (or waiver by the Company) of the following conditions at or before the Closing:

(i)	the Subscriber will have delivered the items set out in Section 3(a)(i);

(ii)	the representations and warranties made by the Purchaser in this Agreement will have been true and correct when made and will be true and correct at the Closing with the same force and effect as if they had been made as of the Closing;

(iii)	all covenants contained in this Agreement to be performed by the Purchaser at or before the Closing will have been performed in all material respects;

Subscription Agreement	Page 2 of 18

(iv)	any necessary regulatory approvals will have been obtained; and

(v)	the sale of the Purchased Shares will be exempt from prospectus requirements under applicable securities laws.

5. Closing.

(a) The initial closing and each subsequent closing (if any) of the purchase and sale of the Shares (each, a “Closing”) will occur from time to time and as promptly as possible following the Company’s acceptance of this Agreement from each Investor. The Investor acknowledges that the Company may be issuing and selling Shares to other Investors on or about the date hereof and may issue and sell Shares after the date hereof to other Investors without requiring any Investor approval or consent. No minimum amount must be raised in this Offering before an initial Closing may be held. Potential Investors should be aware that there is no assurance that any monies beside their own will be invested in the Company. Upon a Closing, all funds will be released and paid to the Company. Thereafter, additional Closings, if any, may be held as funds are received up to the earlier to occur of receipt of the Maximum Offering Amount (or increased amount agreed to by the Company) or the Termination Date. Pending any Closing, all subscription funds will be placed in a segregated account at the Company. The Shares subscribed for herein shall not be deemed issued to or owned by Investor until a copy of this Agreement and all applicable attachments have been executed by Investor and countersigned by the Company and the Closing with respect to such Shares has occurred. Affiliates of the Company, including officers, directors and existing stockholders of the Company, may invest in this Offering.

(b) The Subscriber acknowledges that, despite any registration or delivery instructions given by the Subscriber in this Agreement, at the Closing, the Purchased Shares (or any part of them):

(i)	may be issued and registered in the name of, and deposited with, CDS & Co., or as otherwise directed by the Company; or

(ii)	may be issued in certificated or uncertificated form, as directed by the Company.

Subscription Agreement	Page 3 of 18

If a book-entry only system is used, the Subscriber will not receive definitive certificates representing the Purchased Shares.

(c) The Purchaser authorizes the Company to act as the Purchaser’s representative at the Closing, and constitutes and appoints the Company as the true and lawful attorney of the Purchaser, with full power of substitution, to act for and in the name of the Purchaser at the Closing to:

(i)	sign and deliver all closing receipts and documents required;

(ii)	complete or correct any errors or omissions in any form or document provided by the Purchaser; and

(iii)	approve or accept any opinion, certificate or other document addressed or delivered to the Purchaser.

The power of attorney granted under this Section 5(c) (the “Power of Attorney”) is irrevocable, is coupled with an interest, and has been given for valuable consideration (the receipt and adequacy of which are acknowledged). Any person dealing with the Company may conclusively presume that any document or instrument executed by the Company under the Power of Attorney is authorized and binding on the Purchaser, without further inquiry. The Purchaser agrees to be bound by any representations made or actions taken by the Company under the Power of Attorney, and waives all defences that may be available to contest, negate or disaffirm any action taken in good faith under the Power of Attorney.

6. Disclosure. I acknowledge receipt of the Offering Documents and represent that I have carefully reviewed and understand the Offering Documents, including all exhibits attached hereto. I have received all information and materials regarding the Company that I have requested. I fully understand that the Company has a limited financial and operating history and that the Shares are speculative investments which involve a high degree of risk, including the potential loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Shares and I am qualified to make such investment based on my knowledge of and experience in investing in securities of this type. I have carefully considered the potential risks relating to the Company and purchase of its Shares and have, in particular, reviewed each of the risks set forth in the Offering Documents and in the SEC Documents. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Shares.

7. Investor Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as at the date this Agreement is executed by me and at the Closing, as follows, and acknowledge that the Company and its counsel are relying on the representations and warranties given by the Purchaser in this Agreement, despite any investigation made by or on behalf of either of them.

(a) Residence: The Subscriber is resident in the place set out on the cover page of this Agreement as that person’s address, and that address is not being used solely for the purpose of acquiring the Purchased Shares.

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(b) Purchasing as Principal: If the Subscriber is not a Portfolio Manager, then the Subscriber is purchasing the Purchased Shares as principal for the Subscriber’s own account and not for the benefit of any other person; or if the Subscriber is a Portfolio Manager, then the Portfolio Manager is purchasing the Purchased Shares as agent for the Beneficial Purchaser and the Beneficial Purchaser is purchasing the Purchased Shares for its own account and not for the benefit of any other person. The Purchaser is purchasing the Purchased Shares for investment only and not with a view to the resale or distribution of any of the Purchased Shares in violation of securities laws.

(c) Applicable Private Placement Exemption – Subscriber Exemptions: If the Subscriber is not a Portfolio Manager, and if the Subscriber is a resident of a jurisdiction of Canada: {please mark the applicable box}

(i)	☐ Accredited Investor: the Subscriber is an “accredited investor” as defined in National Instrument 45-106 Prospectus Exemptions (“NI 45-106”) or section 73.3 of the Securities Act (Ontario) and:

a.	the Subscriber is delivering with this Agreement a completed and signed Accredited Investor Certificate (attached as Schedule A); and

b.	if the Subscriber is an individual relying on category (j), (k) or (l) of the Accredited Investor Certificate (and does not meet the higher financial asset threshold set out in paragraph (j.1) of the Accredited Investor Certificate), the Subscriber is delivering with this Agreement a completed and signed Form 45-106F9 – Form for Individual Accredited Investors (attached as Schedule B); or

(ii)	☐ Minimum Amount Investment: (a) the aggregate acquisition cost of the Purchased Shares is not less than $150,000 paid in cash at the time of the distribution; (b) the Subscriber is not an individual; and (c) the Subscriber was not created, and is not being used, solely to purchase or hold securities in reliance on an exemption from the prospectus requirements under securities laws; or

(iii)	☐ Family, Friends and Business Associates: the Subscriber is a person eligible to subscribe for securities under section 2.5 of NI 45-106 (Family, friends and business associates) by virtue of being a person described in the Family, Friends and Business Associates Certificate (attached as Schedule C) and:

a.	the Subscriber is delivering with this Agreement a completed and signed Family, Friends and Business Associates Certificate (attached as 0); and

b.	if the Subscriber is a resident of Ontario, the Subscriber is delivering with this Agreement a completed and signed Form 45-106F12 – Risk Acknowledgement Form for Family, Friend and Business Associate Investors (attached as 0); and

c.	if the Subscriber is a resident of Saskatchewan and is subscribing based on a close personal friendship or a close business association, the Subscriber is delivering with this Agreement a completed and signed Form 45-106F5 – Risk Acknowledgement (attached as Schedule E); or

Subscription Agreement	Page 5 of 18

(iv)	☐ Employee, Executive Officer, Director and Consultant: (a) the Subscriber is a person eligible to subscribe for securities under section 2.24 of NI 45-106 (Employee, executive officer, director and consultant) by virtue of being a person described in the Employee, Executive Officer, Director and Consultant Certificate (attached as Schedule F); and (b) the Subscriber is delivering with this Agreement a completed and signed Employee, Executive Officer, Director and Consultant Certificate (attached as Schedule F); or

(v)	☐ Other Exemption: the Subscriber is purchasing the Purchased Shares under a statutory exemption or an exemption order which has the effect of eliminating any requirement for a prospectus or similar disclosure document to be delivered in connection with the purchase of the Purchased Shares by the Subscriber, or the purchase by the Subscriber of the Purchased Shares is otherwise not subject to a prospectus requirement under applicable securities laws in Canada, and the Subscriber is delivering with this Agreement details of any relevant exemption, order or circumstances.

(d) Applicable Private Placement Exemption – Portfolio Manager Exemption: If the Subscriber is a Portfolio Manager, the Portfolio Manager: (a) is an “accredited investor” as defined in NI 45-106 or section 73.3 of the Securities Act (Ontario) by virtue of falling within the category set out in paragraph (p) or (q) of the Accredited Investor Certificate (attached as 0); (b) is delivering with this Agreement a completed and signed Accredited Investor Certificate (attached as 0); and (c) is not a trust company or trust corporation registered under the laws of Prince Edward Island (unless the Portfolio Manager is deemed to be purchasing the Purchased Securities as principal for the purposes of section 2.3 of NI 45-106).

(e) Other Representations in Subscription Agreement: The representations made by the Purchaser on the cover page of this Agreement and in all Schedules and other documents delivered by the Purchaser under this Agreement are true and correct.

(f) Purchase by Private Placement: The Purchaser is aware that the Company is relying on exemptions from the requirements under securities laws to provide the Purchaser with a prospectus, and no prospectus has been filed by the Company with any stock exchange or regulatory authority in connection with the issuance of the Purchased Shares, and as a consequence:

(i)	the Purchaser is restricted from using some of the civil remedies otherwise available under securities laws and certain protections, rights and remedies provided by securities laws, including statutory rights of rescission or damages, will not be available to the Purchaser; and

(ii)	the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under securities laws.

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(g) Resale Restrictions: The Purchaser is aware that there are restrictions on the Purchaser’s ability to resell the Purchased Shares and it is the Purchaser’s responsibility to consult the Purchaser’s own advisers to find out what those restrictions are and to comply with them before selling the Purchased Shares.

(h) Non-Reporting Issuer Securities: The Purchaser is aware that:

(i)	the Company is not a “reporting issuer” or the equivalent in any jurisdiction and, accordingly, the Purchased Shares will be subject to an indefinite hold period under applicable securities laws;

(ii)	during the indefinite hold period the Purchaser may not trade the Purchased Shares under applicable securities laws without filing a prospectus in accordance with such laws or being able to rely on one of the limited exemptions under applicable securities laws;

(i) Legends: The Purchaser is aware that, in addition to any other legend required under United States securities laws, or any further legend which may be required, any certificates representing the Purchased Shares (and the underlying securities) will bear a legend (or an ownership statement issued under a book-entry system will bear a legend restriction notation) in substantially the following form:

“Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) {the Closing Date will be inserted}, and (ii) the date the issuer became a reporting issuer in any province or territory.”

(j) Risk of Investment: The Purchaser is aware that:

(i)	no stock exchange, governmental agency, securities commission or similar regulatory authority has reviewed or passed on or made any finding or determination as to the merits of, or made any recommendation or endorsement with respect to, the Shares;

(ii)	there is no government or other insurance covering the Shares; and

(iii)	there are risks associated with the purchase of the Shares.

The Subscriber is aware of the characteristics of the Shares (which are highly speculative in nature) and the risks relating to an investment in the Shares, and has the sophistication and experience in business and financial matters (or has received appropriate independent advice) to be capable of evaluating the merits and risks of the investment in the Purchased Shares. The Subscriber (or if the Subscriber is a Portfolio Manager then the Beneficial Purchaser) is able, without impairing the Subscriber’s (or if the Subscriber is a Portfolio Manager then the Beneficial Purchaser’s) financial condition, to bear the economic risk of, and withstand a complete loss of, the investment in the Purchased Shares.

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(k) Authority of Portfolio Manager: If the Subscriber is a Portfolio Manager, the Portfolio Manager is entering into this Agreement in its own capacity and in its capacity as agent for the Beneficial Purchaser, and:

(i)	the Portfolio Manager is the duly authorized agent of the Beneficial Purchaser with due and proper power and authority to execute and deliver, on behalf of the Beneficial Purchaser, this Agreement and all other documentation in connection with the purchase of the Purchased Shares, and to make or give, on behalf of the Beneficial Purchaser, the representations, warranties, consents, covenants and indemnities contained in this Agreement; and

(ii)	the actions of the Portfolio Manager as agent for the Beneficial Purchaser are in compliance with applicable law.

(l) Capacity and Authority: If the Subscriber is:

(i)	a corporation, the Subscriber is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement;

(ii)	a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, and the Subscriber has obtained all approvals necessary in order to do so; or

(iii)	an individual, the Subscriber is of full age of majority and has the legal capacity and competence to enter into and execute this Agreement and to perform the Subscriber’s obligations under this Agreement.

(m) Due Execution and Delivery: This Agreement has been duly executed and delivered by (or, in the case of the Beneficial Purchaser, on behalf of) the Purchaser, and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

(n) No Breach: The entering into of this Agreement by the Purchaser and the performance by the Purchaser of the transactions contemplated by this Agreement do not and will not result in the violation of any of the terms and provisions of any law, judgment or order applicable to the Subscriber (or the Beneficial Purchaser), or (if applicable) the constating documents of the Subscriber (or the Beneficial Purchaser), or any agreement, written or oral, to which the Subscriber (or the Beneficial Purchaser) may be a party or by which that person is or may be bound.

(o) United States Laws:

(i)	If the Subscriber is in the United States or purchasing for the account or benefit of a U.S. Person (a “U.S. Person”) as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), it is an “accredited investor” within the meaning of Section 2(15) of the U.S. Securities Act and Rule 501(a) of Regulation D promulgated thereunder (a “U.S. Accredited Investor”). The Subscriber can bear the entire economic risk of the investment in the Shares for an indefinite period of time and is knowledgeable about and experienced in making investments in the equity securities of publicly traded companies, including early stage companies. The Subscriber is not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

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(ii)	The Subscriber understands that (i) the Shares have not been registered under the Securities Act, or the securities laws of certain states, in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this Offering or made any finding or determination relating to the fairness of an investment in the Company, and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of certain exemptions from registration afforded by the Securities Act and certain state securities laws.

(p) Proceeds of Crime: The funds representing the aggregate subscription price for the Purchased Shares which will be advanced to the Company under this Agreement will not represent proceeds of crime for the purpose of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTF Act”). The Purchaser is aware that the Corporation may in the future be required by law to disclose the Purchaser’s name and other information relating to this Agreement, on a confidential basis, under the PCMLTF Act. To the best of the Subscriber’s knowledge, none of the subscription funds to be provided under this Agreement (i) have been or will be obtained or derived, directly or indirectly, from or related to any activity that is deemed illegal under the laws of Canada or the United States or any other jurisdiction, or (ii) are being tendered on behalf of a person who has not been identified to the Subscriber. The Subscriber (or the Beneficial Purchaser) will promptly notify the Company if that person discovers that any representation in this Section 7(p) ceases to be true, and will provide the Corporation with appropriate information in connection with that discovery.

(q) Independent Advice: In connection with this Agreement and the investment in the Purchased Shares, the Purchaser has not relied upon the Company (or any of the Company’s directors, officers, employees, agents or representatives) for investment, legal, tax or other professional advice, and the Purchaser has sought or elected not to seek the advice of the Purchaser’s own personal investment advisers, legal counsel and tax advisers. The Purchaser is aware that legal counsel retained by the Company is acting as counsel to the Company, and not as counsel to the Purchaser and the Purchaser may not rely upon that legal counsel in any respect. The Purchaser has had the opportunity to seek, and was not prevented or discouraged by the Company from seeking, any independent advice which the Purchaser considered necessary before the execution and delivery of this Agreement.

(r) Representations Relied On: No person (including the Company) has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Purchased Shares; or

(ii)	that any person will refund the purchase price for the Purchased Shares; or

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(iii)	as to the future price or value of any of the Purchased Shares; or

(iv)	that any of the Purchased Shares will be listed and posted for trading on a stock exchange or quoted on any quotation and trade reporting system.

In making its decision to enter into this Agreement for the purchase of the Purchased Shares, the Subscriber has relied solely on the terms and conditions of this Agreement and on the representations, warranties and covenants of the Company made or given in this Agreement.

(s) No Offering Document or Advertisement: The Subscriber has not received (and has no need to receive) an offering memorandum, prospectus or other disclosure document in respect of the Purchased Shares or the Company describing the business and affairs of the Company in order to assist the Subscriber in making an investment decision in respect of the Purchased Shares. The Subscriber has not become aware of any sales literature or advertisement (including in printed public media, or on radio, television or the internet) with respect to the distribution of the Purchased Shares.

(t) No Knowledge of Undisclosed Material Information: The Subscriber has no knowledge of a “material fact” or “material change” concerning the Company (as those terms are defined in applicable securities laws, and which generally includes a fact or change which would reasonably be expected to have a significant effect on the market price of the Shares) that has not been generally disclosed to the public.

(u) Not Control Person: Unless the Subscriber has indicated in 0 that the Subscriber is a “control person” or has a relationship with a “control person”, the Subscriber is not a “control person” of the Company (within the meaning of applicable securities laws, and which generally includes a person holding or controlling (alone or in concert with other persons) more than 20% of the Shares), and the purchase of securities under the Offering will not result in the Subscriber becoming a “control person” (and, if the Subscriber is a Portfolio Manager, the purchase of securities under the Offering will not result in the Beneficial Purchaser becoming a “control person”).

(v) Future Financings: The Subscriber is aware that the Company may complete additional financings in the future to develop the proposed business of the Company and to fund its ongoing development; that there is no assurance that any financings will be available or, if available, that the financings will be available on reasonable terms; that any future financings may have a dilutive effect on current securityholders, including the Subscriber (or if the Subscriber is a Portfolio Manager then the Beneficial Purchaser); and that, if future financings are not available, the Company may be unable to fund its ongoing development and the lack of capital resources may result in the failure of its business venture.

(w) I am aware that my investment involves a high degree of risk as disclosed herein and in the other Offering Documents and have carefully read this Agreement and the other Offering Documents, and I understand that by signing this Agreement I am agreeing to be bound by all of the terms and conditions of the Offering Documents.

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(x) I acknowledge and am aware that there is no assurance as to the future performance of the Company.

(y) I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of the Shares, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.

(z) I am purchasing the Shares for my own account for investment purposes only and not with a view to or for sale in connection with the distribution of the Shares, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state or province and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or provinces or an exemption from such registration is available. I hereby authorize the Company to place a restrictive legend on the Shares that are issued to me.

(aa) I recognize that the Shares, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment. I believe that the investment in the Shares is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

(bb) I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Offering Documents, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the Offering of the Shares and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

(cc) I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

(dd) I have relied solely upon my own investigation in deciding to invest in the Company.

(ee) I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Offering Documents.

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(ff) I have had full opportunity to ask questions and to receive satisfactory answers concerning the Offering, the Shares and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.

(gg) I have been provided an opportunity to obtain any additional information concerning the Offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(hh) I understand that since neither the offer nor sale of the Shares have been registered under the Securities Act or the securities laws of any state or province, the Shares may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available.

(ii) I have had the opportunity to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

(jj) If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

(kk) The information which I have furnished to the Company with respect to my financial position and business experience, is true, correct and complete in all respects as of the date of this Agreement and, if there should be any change in such information prior to the Closing of my subscription, I will furnish such revised or corrected information to the Company. I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription and any agreements made in connection herewith shall survive my death or disability.

(ll) Notification of Change: The Purchaser will notify the Company immediately (and, in any event, before the Closing) of any changes in any representation, warranty or other information relating to the Purchaser set out in this Agreement which takes place before the Closing.

(mm) Indemnity: The Purchaser acknowledges and agrees that its representations, warranties and covenants in this Agreement are made with the intent that they may be relied upon in determining the Purchaser’s eligibility as a purchaser of the Purchased Shares. The Purchaser agrees to indemnify and hold harmless the Company and its representatives, directors, officers, employees, legal counsel and agents from and against all losses, liability, claims, costs, expenses and damages (including all fees, costs and expenses reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based on any representation or warranty of the Subscriber (or the Beneficial Purchaser) in this Agreement being untrue in any material respect or any material breach of a covenant in this Agreement by the Subscriber (or the Beneficial Purchaser). The rights to indemnification provided in this Section 6 will be in addition to, and not in derogation of, any other rights or remedies which any indemnified party may have. To the extent that any person entitled to be indemnified under this 7(mm) is not a party to this Agreement, the Company is acting as agent for that person with respect to those indemnities, and the Company will hold the rights and benefits of this Agreement in trust for, and on behalf of, that person.

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8. Representations and Warranties of the Company. When used in this Section 8, unless the context indicates otherwise, all references to the “Company” also mean and include the direct and indirect subsidiaries of the Company, if any. The Company hereby represents and warrants to the Investor, as of the date hereof, other than (i) as set forth below with respect to representations and warranties that are given solely as of a specific date or (ii) as otherwise disclosed in the Offering Documents or in the SEC Documents, as follows:

(a) Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation or other business entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the assets, business, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

(b) Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and each of the Offering Documents and to issue the Shares in accordance with the terms hereof, (ii) the execution and delivery by the Company of each of the Offering Documents and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Shares have been, or will be at the time of execution of such Offering Document, duly authorized by the Company’s Board of Directors, and no further consent or authorization is, or will be at the time of execution of such Offering Document, required by the Company, its respective Board of Directors or its stockholders, (iii) each of the Offering Documents will be duly executed and delivered by the Company, (iv) the Offering Documents when executed and delivered by the Company and each other party thereto will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(c) Capitalization. All of the Shares of and all of the share capital of each of the Company’s subsidiaries have been or will be, as of the initial Closing, duly authorized, validly issued and fully paid and nonassessable. At the initial Closing, (i) no shares of capital stock of the Company or any of its subsidiaries will be subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company and (ii) there are no securities or instruments of the Company or any of its subsidiaries containing price-based anti-dilution or similar provisions, including the right to adjust the exercise, exchange or reset price under such securities, that will be triggered by the issuance of the Shares as described in this Agreement.

(d) Subsidiaries. Other than as disclosed in the SEC Documents, the Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity.

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(e) Issuance of Shares. The Shares, upon issuance in accordance with the terms hereof shall be duly issued, fully paid and nonassessable, and will be free and clear of all taxes, liens and charges with respect to the issue thereof.

(f) No Conflicts. The execution, delivery and performance of each of the Offering Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof, or the Company’s By-laws as in effect on the date hereof (or equivalent constitutive document) of the Company or any of its subsidiaries, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any subsidiary is a party, except for those which would not reasonably be expected to have a Material Adverse Effect or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any subsidiary or by which any property or asset of the Company or any subsidiary is bound or affected except for those which could not reasonably be expected to have a Material Adverse Effect. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under its constitutive documents. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any subsidiary. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity, except for any violation which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, neither the Company nor any of its subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Offering Documents in accordance with the terms hereof or thereof. Neither the execution and delivery by the Company of the Offering Documents, nor the consummation by the Company of the transactions contemplated hereby or thereby, will require any notice, consent or waiver under any contract or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of their assets is subject, except for any notice, consent or waiver the absence of which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or thereby. All consents, authorizations, orders, filings and registrations which the Company or any of its subsidiaries is required to obtain pursuant to the preceding two sentences have been or will be obtained or effected on or prior to the Closing.

(g) Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, claim, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation before or by any court, public board, governmental or administrative agency, self-regulatory organization, arbitrator, regulatory authority, stock market, stock exchange or trading facility now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement or any of the other Offering Documents.

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(h) Acknowledgment Regarding Investor’s Purchase of the Shares. The Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm’s length purchaser with respect to the Offering Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Offering Documents and the transactions contemplated hereby and thereby and any advice given by such Investor or any of their respective representatives or agents in connection with the Offering Documents and the transactions contemplated hereby and thereby is merely incidental to such Investor’s purchase of the Shares.

(i) No Integrated Offering. Neither the Company, nor any of its affiliates, nor to the knowledge of the Company, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Shares under the Securities Act or cause this Offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act.

(j) Employee Relations. Neither the Company nor any subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. Neither the Company nor any subsidiary is party to any collective bargaining agreement. The Company’s and/or its subsidiaries’ employees are not members of any union, and the Company believes that its and its subsidiaries’ relationship with their respective employees is good.

(k) Permits. The Company and its subsidiaries have all authorizations, approvals, clearances, licenses, permits, certificates or exemptions issued by any regulatory authority or governmental agency (collectively, “Permits”) required to conduct their respective businesses as currently conducted except to the extent that the failure to have such Permits would not reasonably be expected to have a Material Adverse Effect. The Company or its subsidiaries have fulfilled and performed in all material respects their obligations under each Permit, and, as of the date hereof, to the knowledge of the Company, no event has occurred or condition or state of facts exists which would constitute a breach or default or would cause revocation or termination of any such Permit except to the extent that such breach, default, revocation or termination would not have a Material Adverse Effect.

(l) Title. Each of the Company and its subsidiaries has good and marketable title to all of its real and personal property and assets, free and clear of any material restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance which would have a Material Adverse Effect. With respect to properties and assets it leases, each of the Company and its subsidiaries is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances which would reasonably be expected to have a Material Adverse Effect.

(m) Rights of First Refusal. The Company is not obligated to offer the Shares offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

(n) Brokers’ Fees. The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

(o) Investment Company. The Company is not required to be registered as, and is not an affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

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(p) Patents and Trademarks. The Company and its subsidiaries, if any, have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses (collectively, the “Intellectual Property Rights”). Neither the Company nor any subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(q) Reliance. The Company acknowledges that the Investor is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Investor purchasing the Shares. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Investor would not enter into this Agreement.

9. Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder for working capital and general corporate purposes, including but not limited to, to fund the proposed business combination between the Company and First Towers & Fibers Corp.

10. Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

11. Choice of Law and Jurisdiction. This Agreement shall be governed by the laws of the Province of Ontario as applied to contracts entered into and to be performed entirely within the Province of Ontario. Any action arising out of this Agreement shall be brought exclusively in a court of competent jurisdiction in the City of Toronto, and the parties each irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

12. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY. THE PARTIES HERETO HEREBY AGREE THAT THE PROVISIONS CONTAINED HEREIN HAVE BEEN FAIRLY NEGOTIATED ON AN ARM’S-LENGTH BASIS, WITH BOTH SIDES AGREEING TO THE SAME KNOWINGLY AND BEING AFFORDED THE OPPORTUNITY TO HAVE THEIR RESPECTIVE LEGAL COUNSEL CONSENT TO THE MATTERS CONTAINED HEREIN. ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY AND THE AGREEMENTS CONTAINED HEREIN REGARDING THE APPLICATION OF JUDICIAL REFERENCE IN THE EVENT OF THE INVALIDITY OF SUCH JURY TRIAL WAIVER.

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13. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

14. Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto.

15. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery, as follows:

(a) The Company:

Akanda Corp. c/o Gowling WLG 100 King St. W, Suite 1600 Toronto, ON M5X 1G5Attn: Katie Field

(b) The Investor:

At the address designated on the signature page of this Agreement.

or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender’s facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

16. Entire Agreement. This Agreement and the other Offering Documents constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the Company and the holder or by the Company and holders of a majority in principal amount of outstanding Shares.

17. Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Agreement.

18. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Shares.

19. Acceptance of Subscription. The Company may reject this Agreement at any time, or accept this Agreement at any time for all or any portion of the Shares subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

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20. Personal Information.

(a) The Purchaser consents to the collection by the Company of personal information about the Purchaser (as defined under applicable privacy laws, the “Personal Information”) for the purpose of completing the transactions contemplated by this Agreement. The Purchaser consents to the Company retaining the Personal Information for as long as permitted or required by law or business practices. The Purchaser acknowledges that the Company may use the Personal Information: (i) internally (for the purpose of managing the relationships between and contractual obligations of the Company and the Purchaser); (ii) for income tax-related purposes; (iii) to demonstrate compliance with securities laws; and (iv) in record books prepared in respect of the Offering. The Purchaser acknowledges that the Company may disclose the Personal Information: (i) to the Canada Revenue Agency; (ii) to professional advisers of the Corporation in connection with the performance of their professional services; (iii) as required by securities regulatory authorities, stock exchanges and other regulatory bodies; (iv) to a governmental or other authority to which the disclosure is required by court order or subpoena compelling that disclosure (if there is no reasonable alternative to that disclosure); (v) to a court determining the rights of the parties under this Agreement; (vi) to any other parties involved in the Offering, including legal counsel; (vii) to the Corporation’s registrar and transfer agent; and (viii) as otherwise required or permitted by law. The Purchaser consents to the use and disclosure of the Personal Information set out in this Section 20.

(b) If the Subscriber is a resident of a jurisdiction of Canada and is an individual, the Subscriber authorizes the indirect collection of the Personal Information by the securities regulatory authority or regulator (each as defined in National Instrument 14-101 Definitions) and confirms that the Subscriber has been notified by the Corporation:

(i)	that the Corporation will be delivering the Personal Information to the securities regulatory authority or regulator;

(ii)	that the Personal Information is being collected by the securities regulatory authority or regulator under the authority granted in applicable securities laws;

(iii)	that the Personal Information is being collected for the purposes of the administration and enforcement of applicable securities laws; and

(iv)	that the title, business address and business telephone number of the public official who can answer questions about the securities regulatory authority’s or regulator’s indirect collection of the Personal Information is as set out in Schedule G.

21. Language. The parties have expressly required that this Agreement and all other documents and notices relating to this Agreement be drafted in the English language only. Les parties ont expressément exigé que la présente convention, et tous les autres documents et avis qui s’y rapportent soient rédigés en anglais seulement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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SCHEDULE A
to Subscription Agreement

{This 0 must be completed if the Subscriber is a Portfolio Manager, or if the Subscriber is subscribing under the “accredited investor” exemption set out in Section 7(i) of the Agreement.}

{The categories listed in this certificate contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your investment adviser and/or independent legal counsel before completing this certificate.}

Accredited Investor Certificate

TO:	Akanda Corp. (the “Corporation”)

The Subscriber represents and warrants to the Corporation that:

1.	the Subscriber is an “accredited investor” as defined in NI 45-106 or section 73.3 of the Securities Act (Ontario), on the basis that the Subscriber fits within the category of accredited investor which the Subscriber has indicated below; and

2.	the Subscriber was not created and is not being used solely to purchase or hold securities as an accredited investor described in paragraph (m) below.

The Subscriber represents and warrants that the Subscriber is: {please initial the applicable item, complete the relevant information and sign this certificate}

_____	(a)	a Schedule I, II or III bank, or a Canadian financial institution

_____	(b)	the Business Development Bank of Canada

_____	(c)	a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary

_____	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer

_____	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d)

_____	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador)

_____	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada

_____	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec

_____	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government

_____	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada

_____	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000

{Note: Financial assets include cash and securities, but do not include a personal residence – see the definition of “financial assets” later in this certificate. Financial assets are generally liquid or relatively easy to liquidate. You must subtract any liabilities related to your financial assets to calculate your net financial assets—see the definition of “related liabilities”. Financial assets held in a group RRSP under which you do not have the ability to acquire the financial assets and deal with them directly are not considered to be beneficially owned by you. If you meet the higher financial asset threshold set out in paragraph (j.1), then initial paragraph (j.1) instead of this paragraph (j).}

{Note: If you are an accredited investor described in this paragraph (j), and do not meet the higher financial asset threshold set out in paragraph (j.1), you must deliver a completed Form 45-106F9 – Form for Individual Accredited Investors (0).}

_____	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000

{Note: The financial assets of your spouse (including financial assets in a spousal RRSP) cannot be included in the calculation of net financial assets under this paragraph (j.1).}

_____	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year

{Note: If you are an accredited investor described in this paragraph (k), you must deliver a completed Form 45-106F9 – Form for Individual Accredited Investors (0).}

_____	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000

{Note: To calculate net assets, take the value of your total assets (which may include a personal residence) and subtract your total liabilities (which may include a mortgage). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the subscription.}

{Note: If you are an accredited investor described in this paragraph (l), you must deliver a completed Form 45-106F9 – Form for Individual Accredited Investors (0).}

_____	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements

_____	(n)	an investment fund that distributes or has distributed its securities only to:

(i)	a person that is or was an accredited investor at the time of the distribution;

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 (Minimum amount investment), or 2.19 (Additional investment in investment funds) of NI 45-106; or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (Investment fund reinvestment) of NI 45-106

_____	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt

_____	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be

_____	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction

_____	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded

_____	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function

_____	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors

{Note: If you have initialled this paragraph (t), name each owner of an interest, and indicate the category of accredited investor into which that person fits (by reference to the paragraph numbers in this 0). If a person named below is a director required by law to own a voting security, and that person is not an accredited investor, indicate “director” under Category.}

Name	Category

_____	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser

_____	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor

_____	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse

{Note: If you have initialled this paragraph (w), name the person who established the trust and each trustee, and indicate the category of accredited investor into which that person fits (by reference to the paragraph numbers in this 0). If a person named below is not an accredited investor, indicate “N/A” under Category.}

	Name	Category
Person who established trust:

Trustee:

Trustee:

Trustee:

Name of Subscriber:
Signature of Subscriber (or authorized signatory/agent on behalf of Subscriber):
Name and official capacity or title of authorized signatory/agent, if applicable:
Date:

As used in this certificate, the following terms have the following meanings.

“Canadian financial institution” means:

(a)	an association, as defined in the Cooperative Credit Associations Act (Canada) and to which that Act applies; and

(b)	in Ontario, also means a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, financial services cooperative or credit union central or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be; and

(c)	outside of Ontario, also means (i) a body corporate, as defined in the Trust and Loan Companies Act (Canada) and to which that Act applies, (ii) an insurance company or a fraternal benefit society incorporated or formed under the Insurance Companies Act (Canada), (iii) a trust, loan or insurance corporation authorized to carry on business by or under an Act of the legislature of a jurisdiction of Canada, (iv) a credit union, central credit union, caisse populaire, financial services cooperative or credit union league or federation that is incorporated or otherwise authorized to carry on business by or under an Act of the legislature of a jurisdiction of Canada, or (v) a treasury branch established by or under an Act of the legislature of a jurisdiction of Canada.

“eligibility adviser” means:

(a)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(b)	in Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a chartered professional accountant who is a member in good standing of an organization of chartered professional accountants in a jurisdiction of Canada provided that the lawyer or chartered professional accountant:

(i)	does not have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons; and

(ii)	must not have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months.

“executive officer” means, for an issuer, an individual who is:

(a)	a chair, vice-chair or president;

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production; or

(c)	performing a policy-making function in respect of the issuer.

“financial assets” means:

(a)	cash;

(b)	securities; or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada.

“founder” means, in respect of an issuer, a person who:

(a)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer; and

(b)	at the time of the distribution or trade is actively involved in the business of the issuer.

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction.

“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure and means a mutual fund or a non-redeemable investment fund.

“jurisdiction of Canada” means a province or territory of Canada.

“non-redeemable investment fund” means an issuer:

(a)	whose primary purpose is to invest money provided by its securityholders;

(b)	that does not invest:

(i)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund; or

(ii)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund; and

(c)	that is not a mutual fund.

“person” includes:

(a)	an individual;

(b)	a corporation;

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

“related liabilities” means:

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)	liabilities that are secured by financial assets.

“spouse” means an individual who:

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

SCHEDULE B
to subscription agreement

{This 0 must be completed if the Subscriber:

●	is subscribing under the “accredited investor” exemption set out in Section 7(i) of the Agreement; and

●	is an individual relying on category (j), (k) or (l) of the Accredited Investor Certificate (0); and

●	does not meet the higher financial asset threshold set out in paragraph (j.1) of the Accredited Investor Certificate.}

Form 45-106F9
Form for Individual Accredited Investors

Warning! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: common shares	Issuer: Akanda Corp.
Purchased from: Akanda Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $_____________________. {Instruction: Insert the total dollar amount of the investment.}
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
● Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
● Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
● Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
● Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
{Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.}
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Akanda Corp.

Attention:      Jatinder Dhaliwal

Email:      Jatinder@akandacorp.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

{The Subscriber should keep one copy of this form (signed by the Subscriber) for the Subscriber’s records.}

SCHEDULE C
to subscription agreement

{This 0 must be completed if the Subscriber is subscribing under the “family, friends and business associates” exemption set out in Section 7(iii) of the Agreement.}

{The categories listed in this certificate contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your investment adviser and/or independent legal counsel before completing this certificate.}

Family, Friends and Business Associates Certificate

TO:	Akanda Corp. (the “Corporation”)

The Subscriber represents and warrants to the Corporation that:

1.	the Subscriber is a person described in section 2.5 of NI 45-106 (Family, friends and business associates) by virtue of fitting within the category of person which the Subscriber has indicated below; and

2.	to the Subscriber’s knowledge, no commission or finder’s fee has been or will be paid to any director, officer, founder or control person of the Corporation or an affiliate of the Corporation in connection with the subscription under this Agreement.

The Subscriber represents and warrants that the Subscriber is: {please initial the applicable item, check the applicable boxes, complete the relevant information and sign this certificate}

Part A – Direct relationship with the Corporation (or affiliate)

_____	(a)	☐ a director, ☐ an executive officer or ☐ a control person of the Corporation or of an affiliate of the Corporation

_____	(b)	a founder of the Corporation

Part B – Family relationship

_____	(c)	☐ a spouse, ☐ a parent, ☐ a grandparent, ☐ a brother, ☐ a sister, ☐ a child or ☐ a grandchild of {specify person} ____________________________, who is ☐ a director, ☐ an executive officer or ☐ a control person of the Corporation or of an affiliate of the Corporation

_____	(d)	☐ a parent, ☐ a grandparent, ☐ a brother, ☐ a sister, ☐ a child or ☐ a grandchild of the spouse of {specify person} ____________________________, who is ☐ a director, ☐ an executive officer or ☐ a control person of the Corporation or of an affiliate of the Corporation

_____	(e)	☐ a spouse, ☐ a parent, ☐ a grandparent, ☐ a brother, ☐ a sister, ☐ a child or ☐ a grandchild of {specify person} ____________________________, who is a founder of the Corporation

_____	(f)	☐ a parent, ☐ a grandparent, ☐ a brother, ☐ a sister, ☐ a child or ☐ a grandchild of the spouse of {specify person} ____________________________, who is a founder of the Corporation

Part C – Close personal friend

_____	(g)	a close personal friend of {specify person} ____________________________, who is ☐ a director, ☐ an executive officer or ☐ a control person of the Corporation or of an affiliate of the Corporation, and whom I have known for _________ years

_____	(h)	a close personal friend of {specify person} ____________________________, who is a founder of the Corporation, and whom I have known for _________ years

{Note that a “close personal friend” of a specified person is someone who knows the specified person well enough and has known the specified person for a sufficient period of time to be in a position to assess the specified person’s capabilities and trustworthiness and to obtain information from the specified person with respect to this investment. To be a “close personal friend”, your relationship with the specified person must be direct. If your relationship with the specified person is primarily founded on participation in an internet forum, you are not considered to be a “close personal friend”. If you are a relative, a member of the same club, organization, association or religious group, a co-worker, colleague or associate at the same workplace, a client, customer, former client or former customer, or connected through social media, you are not necessarily a “close personal friend”. To determine whether you are a “close personal friend”, consider matters such as the frequency of contact you have with the specified person and the level of trust and reliance in your relationship.}
Part D – Close business associate

_____	(i)	a close business associate of {specify person} ____________________________, who is ☐ a director, ☐ an executive officer or ☐ a control person of the Corporation or of an affiliate of the Corporation, and whom I have known for _________ years

_____	(j)	a close business associate of {specify person} ____________________________, who is a founder of the Corporation, and whom I have known for _________ years

{Note that a “close business associate” of a specified person is someone who has had sufficient prior business dealings with the specified person to be in a position to assess the specified person’s capabilities and trustworthiness and to obtain information from the specified person with respect to this investment. To be a “close business associate”, your relationship with the specified person must be direct. If your relationship with the specified person is primarily founded on participation in an internet forum, you are not considered to be a “close business associate”. If you are a member of the same club, organization, association or religious group, a co-worker, colleague or associate at the same workplace, a client, customer, former client or former customer, or connected through social media, you are not necessarily a “close business associate”. To determine whether you are a “close business associate”, consider matters such as the frequency of contact you have with the specified person and the level of trust and reliance in your relationship.}

Part E – Corporate or other entities / trusts

_____	(k)	a person of which a majority of the voting securities are beneficially owned by persons described in Parts A to D of this certificate, as specified below in this Part E {name each relevant person and describe how that person fits within a category described in Parts A to D of this certificate}

_____	(l)	a person of which a majority of the directors are persons described in Parts A to D of this certificate, as specified below in this Part E {name each relevant person and describe how that person fits within a category described in Parts A to D of this certificate}

_____	(m)	a trust or estate of which all the beneficiaries are persons described in Parts A to D of this certificate, as specified below in this Part E {name each relevant person and describe how that person fits within a category described in Parts A to D of this certificate}

_____	(n)	a trust or estate of which a majority of the trustees or executors are persons described in Parts A to D of this certificate, as specified below in this Part E {name each relevant person and describe how that person fits within a category described in Parts A to D of this certificate}

Name	Category

Subscriber’s signature block
Name of Subscriber:
Signature of Subscriber (or authorized signatory/agent on behalf of Subscriber):
Name and official capacity or title of authorized signatory/agent, if applicable:
Date:

Verification of status – for internal purposes {This will be completed by the relevant director, executive officer, control person or founder if the Subscriber is a person described in Parts B to E of this certificate. The Subscriber should leave this box blank.}

The undersigned is {check the applicable boxes} ☐ a director, ☐ an executive officer or ☐ a control person of the Corporation or of an affiliate of the Corporation, or is ☐ a founder of the Corporation, and confirms that the Subscriber fits within the category of person which the Subscriber has indicated in this certificate.
Name:
Signature:
Date:

As used in this certificate, the following terms have the following meanings.

Affiliation: An issuer is an affiliate of another issuer if:

(a)	one of them is the subsidiary of the other; or

(b)	each of them is controlled by the same person.

“executive officer” means, for an issuer, an individual who is:

(a)	a chair, vice-chair or president;

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production; or

(c)	performing a policy-making function in respect of the issuer.

“founder” means, in respect of an issuer, a person who:

(a)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer; and

(b)	at the time of the distribution or trade is actively involved in the business of the issuer.

“spouse” means an individual who:

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

SCHEDULE D
to subscription agreement

{This 0 must be completed if the Subscriber is a resident of Ontario and is subscribing under the “family, friends and business associates” exemption set out in Section 7(iii)b of the Agreement.}

Form 45-106F12
Risk Acknowledgement Form for Family, Friend and Business Associate Investors

Warning! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER
1. About your investment
Type of securities: common shares	Issuer: Akanda Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement

This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $_____________________. {Instruction: Insert the total dollar amount of the investment.}
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.
3. Family, friend or business associate status
You must meet one of the following criteria to be able to make this investment. Initial the statement that applies to you:	Your initials

A)	You are:

	1)	{check all applicable boxes}

		☐	a director of the issuer or an affiliate of the issuer
		☐	an executive officer of the issuer or an affiliate of the issuer
		☐	a control person of the issuer or an affiliate of the issuer
		☐	a founder of the issuer
OR
	2)	{check all applicable boxes}

		☐	a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above
		☐	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B) You are a family member of _______________________________{Instruction: Insert the name of the person who is your relative either directly or through his or her spouse}, who holds the following position at the issuer or an affiliate of the issuer:_____________________________________.

You are the ___________________________ of that person or that person’s spouse.

{Instruction: To qualify for this investment, you must be (a) the spouse of the person listed above or (b) the parent, grandparent, brother, sister, child or grandchild of that person or that person’s spouse.}

C) You are a close personal friend of _________________________{Instruction: Insert the name of your close personal friend}, who holds the following position at the issuer or an affiliate of the issuer:

___________________________.

You have known that person for _____ years.

D) You are a close business associate of __________________________{Instruction: Insert the name of your close business associate}, who holds the following position at the issuer or an affiliate of the issuer:

__________________________.

You have known that person for _____ years.

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of the person identified in section 5 of this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE CLOSE PERSONAL RELATIONSHIP, IF APPLICABLE
5. Contact person at the issuer or an affiliate of the issuer

{Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.}

By signing this form, you confirm that you have, or your spouse has, the following relationship with the purchaser: {check the box that applies}

☐ family relationship as set out in section 3B of this form

☐ close personal friendship as set out in section 3C of this form

☐ close business associate relationship as set out in section 3D of this form

First and last name of contact person {please print}:
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):

Telephone:	Email:
Signature:		Date:

SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment

Akanda Corp.

Attention:        Jatinder Dhaliwal

Email:               Jatinder@akandacorp.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Signature of executive officer of the issuer (other than the purchaser):	Date:

{The Subscriber should keep one copy of this form (signed by the Subscriber) for the Subscriber’s records.}

SCHEDULE E
to subscription agreement

{This 0 must be completed if the Subscriber is a resident of Saskatchewan and is subscribing based on a close personal friendship or a close business association under Section 7(iii)c of the Agreement.}

Form 45-106F5

Risk Acknowledgement

Saskatchewan Close Personal Friends and Close Business Associates

I acknowledge that this is a risky investment:

●	I am investing entirely at my own risk.

●	No securities regulatory authority or regulator has evaluated or endorsed the merits of these securities.

●	The person selling me these securities is not registered with a securities regulatory authority or regulator and has no duty to tell me whether this investment is suitable for me.

●	I will not be able to sell these securities except in very limited circumstances. I may never be able to sell these securities.

●	I could lose all the money I invest.

●	I do not have a 2-day right to cancel my purchase of these securities or the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus. I do have a 2-day right to cancel my purchase of these securities if I receive an amended offering document.

I am investing $____________ {total consideration} in total; this includes any amount I am obliged to pay in future.

I am a close personal friend or close business associate of ___________________________ {state name}, who is a ___________________________ {state title - founder, director, executive officer or control person} of ___________________________ {state name of issuer or its affiliate – if an affiliate state “an affiliate of the issuer” and give the issuer’s name}.

I acknowledge that I am purchasing based on my close relationship with ___________________________ {state name of founder, director, executive officer or control person} whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

Date	Signature of Purchaser

You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

●	the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

●	the securities do not have to be sold by an investment dealer registered with a securities regulatory authority or regulator.

There are restrictions on your ability to resell exempt market securities. Exempt market securities are more risky than other securities.

You may not receive any written information about the issuer or its business

If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

You will not receive advice

Unless you consult your own professional advisers, you will not get professional advice about whether the investment is suitable for you.

The issuer of your securities is a non-reporting issuer

A non-reporting issuer does not have to publish financial information or notify the public of changes in its business. You may not receive ongoing information about this issuer. You can only sell the securities of a non-reporting issuer in very limited circumstances. You may never be able to sell these securities.

The securities you are buying are not listed

The securities you are buying are not listed on any stock exchange, and they may never be listed. There may be no market for these securities. You may never be able to sell these securities.

For more information on the exempt market, refer to the Saskatchewan Financial Services Commission’s website at http://www.sfsc.gov.sk.ca.

{Instruction: The purchaser must sign 2 copies of this form. The purchaser and the issuer must each receive a signed copy.}

SCHEDULE F
to subscription agreement

{This 0 must be completed if the Subscriber is subscribing under the “employee, executive officer, director and consultant” exemption set out in Section 7(iv) of the Agreement.}

Employee, Executive Officer, Director and Consultant Certificate

TO:	Akanda Corp. (the “Corporation”)

The Subscriber represents and warrants to the Corporation that:

1.	the Subscriber is a person described in section 2.24 of NI 45-106 (Employee, executive officer, director and consultant) by virtue of fitting within the category of person which the Subscriber has indicated below; and

2.	the Subscriber’s participation in the distribution of the Purchased Securities is voluntary (meaning that the Subscriber is not induced to participate in the distribution of the Purchased Securities by expectation of employment, appointment or engagement or continued employment, appointment or engagement).

Part A – Category of exempt person (NI 45-106 s. 2.24)
The Subscriber represents and warrants that the Subscriber is: {please initial the applicable item, check the applicable boxes, complete the relevant information and sign this certificate}

____	(a)	☐ an employee, ☐ an executive officer, ☐ a director or ☐ a consultant of the Corporation or of a related entity of the Corporation

_____	(b)	a trustee, custodian or administrator acting on behalf of, or for the benefit of, {specify person} ____________________________, who is ☐ an employee, ☐ an executive officer, ☐ a director or ☐ a consultant of the Corporation or of a related entity of the Corporation

_____	(c)	a holding entity of {specify person} ____________________________, who is ☐ an employee, ☐ an executive officer, ☐ a director or ☐ a consultant of the Corporation or of a related entity of the Corporation {Note: If you are a holding entity, you must complete Part B.}

_____	(d)	a RRSP, RRIF or TFSA of {specify person} ____________________________, who is ☐ an employee, ☐ an executive officer, ☐ a director or ☐ a consultant of the Corporation or of a related entity of the Corporation

_____	(e)	a spouse of {specify person} ____________________________, who is ☐ an employee, ☐ an executive officer, ☐ a director or ☐ a consultant of the Corporation or of a related entity of the Corporation

_____	(f)	a trustee, custodian or administrator acting on behalf of, or for the benefit of, the spouse of {specify person} ____________________________, who is ☐ an employee, ☐ an executive officer, ☐ a director or ☐ a consultant of the Corporation or of a related entity of the Corporation

_____	(g)	a holding entity of the spouse of {specify person} ____________________________, who is ☐ an employee, ☐ an executive officer, ☐ a director or ☐ a consultant of the Corporation or of a related entity of the Corporation {Note: If you are a holding entity, you must complete Part B.}

_____	(h)	a RRSP, RRIF or TFSA of the spouse of {specify person} ___________________________, who is ☐ an employee, ☐ an executive officer, ☐ a director or ☐ a consultant of the Corporation or of a related entity of the Corporation

Part B – Holding entity details

{Complete this Part B if the Subscriber is a “holding entity”.}

The Subscriber is a “holding entity” of the individual identified in Part A (under paragraph (c) or (g)) because that individual, directly or indirectly, has the power to direct the management and policies of the Subscriber by virtue of: {initial the applicable item(s) and complete the relevant information}

_____	(a)	ownership of or direction over voting securities in the Subscriber

{Note: If you have initialled this paragraph (a), provide the percentage of voting securities which the individual owns, or over which the individual has direction: ____ %

If the individual has direction over voting securities, other than through ownership of those securities, provide details of how the individual has direction:

__________________________________________________________________________________

__________________________________________________________________________________

__________________________________________________________________________________}

_____	(b)	a written agreement or indenture

{Note: If you have initialled this paragraph (b), provide details of the written agreement or indenture:

Name of agreement or indenture: _________________________________________________

Parties:_______________________________________________________________________

Date of agreement or indenture: _______________________________}

_____	(c)	the individual being the general partner of the Subscriber

_____	(d)	the individual controlling the general partner of the Subscriber (because the individual, directly or indirectly, has the power to direct the management and policies of the general partner)

{Note: If you have initialled this paragraph (d), indicate how the individual controls the general partner (for example, through ownership of a specified percentage of voting securities):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________}

_____	(e)	the individual being a trustee of the Subscriber

Subscriber’s signature block
Name of Subscriber:
Signature of Subscriber (or authorized signatory/agent on behalf of Subscriber):
Name and official capacity or title of authorized signatory/agent, if applicable:
Date:

As used in this certificate, the following terms have the following meanings.

“consultant” means, for an issuer, a person, other than an employee, executive officer, or director of the issuer or of a related entity of the issuer, that:

(a)	is engaged to provide services to the issuer or a related entity of the issuer, other than services provided in relation to a distribution;

(b)	provides the services under a written contract with the issuer or a related entity of the issuer; and

(c)	spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer;

and includes:

(d)	for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner; and

(e)	for a consultant that is not an individual, an employee, executive officer, or director of the consultant, provided that the individual employee, executive officer, or director spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer.

“executive officer” means, for an issuer, an individual who is:

(a)	a chair, vice-chair or president;

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production; or

(c)	performing a policy-making function in respect of the issuer.

“related entity” means, for an issuer, a person that controls or is controlled by the issuer or that is controlled by the same person that controls the issuer.

“RRIF” means a registered retirement income fund as defined in the Income Tax Act (Canada).

“RRSP” means a registered retirement savings plan as defined in the Income Tax Act (Canada).

“spouse” means an individual who:

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

“TFSA” means a tax-free savings account as described in the Income Tax Act (Canada).

[PAGE INTENTIONALLY LEFT BLANK]

SCHEDULE G
to subscription agreement

Contact Information

Alberta Securities Commission

Suite 600, 250—5th Street SW

Calgary, Alberta T2P 0R4

Telephone: 403-297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: 403-297-6156
Public official contact regarding indirect collection of information: FOIP Coordinator

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: 604-899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: 604-899-6506

Email: FOI-privacy@bcsc.bc.ca
Public official contact regarding indirect collection of information: Privacy Officer

The Manitoba Securities Commission

500-400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: 204-945-2561

Toll free in Manitoba: 1-800-655-5244

Facsimile: 204-945-0330
Public official contact regarding indirect collection of information: Director

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: 506-658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: 506-658-3059

Email: info@fcnb.ca
Public official contact regarding indirect collection of information: Chief Executive Officer and Privacy Officer

Government of Newfoundland and Labrador
Office of the Superintendent

Department of Digital Government and Service NL

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Superintendent of Securities

Telephone: 709-729-2571

Facsimile: 709-729-6187
Public official contact regarding indirect collection of information: Superintendent of Securities

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Telephone: 867-767-9305

Facsimile: 867-873-0243
Public official contact regarding indirect collection of information: Superintendent of Securities

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: 902-424-7768
Facsimile: 902-424-4625
Public official contact regarding indirect collection of information: Executive Director

Government of Nunavut

Office of the Superintendent of Securities

Legal Registries Division

P.O. Box 1000, Station 570

4th Floor, Building 1106

Iqaluit, Nunavut X0A 0H0

Telephone: 867-975-6590

Facsimile: 867-975-6594
Public official contact regarding indirect collection of information: Superintendent of Securities

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: 416-593-8314

Toll free in Canada: 1-877-785-1555

Facsimile: 416-593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: 902-368-4569

Facsimile: 902-368-5283
Public official contact regarding indirect collection of information: Superintendent of Securities

Autorité des marchés financiers

800, rue du Square-Victoria, 22e étage

C.P. 246, Place Victoria

Montréal, Québec H4Z 1G3

Telephone: 514-395-0337 or 1-877-525-0337

Facsimile: 514-873-6155 (For filing purposes only)

Facsimile: 514-864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca

(For corporate finance issuers);

fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Public official contact regarding indirect collection of information: Corporate Secretary

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601—1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: 306-787-5842

Facsimile: 306-787-5899
Public official contact regarding indirect collection of information: Executive Director, Securities Division

Office of the Superintendent of Securities

Government of Yukon

Department of Community Services

307 Black Street, 1st Floor

P.O. Box 2703, C-6

Whitehorse, Yukon Y1A 2C6

Telephone: 867-667-5466

Facsimile: 867-393-6251

Email: securities@yukon.ca

Public official contact regarding indirect collection of information: Superintendent of Securities